Exhibit 99.3

SECOND LIEN PLEDGE AND SECURITY AGREEMENT

dated as of March 25, 2014

between

EACH OF THE GRANTORS PARTY HERETO

and

BARCLAYS BANK PLC,

as Collateral Agent

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SCHEDULE 5.1 — GENERAL INFORMATION

SCHEDULE 5.2 — COLLATERAL IDENTIFICATION

SCHEDULE 5.4 — FINANCING STATEMENTS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — PATENT SECURITY AGREEMENT

EXHIBIT G — COPYRIGHT SECURITY AGREEMENT

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This SECOND LIEN PLEDGE AND SECURITY AGREEMENT, dated as of March 25, 2014 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between RadNet, Inc. (“Holdings”), RadNet Management, Inc. (the “Borrower”), each of the subsidiaries of Holdings and certain affiliates of the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and Barclays Bank PLC, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Second Lien Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Second Lien Credit Agreement”), by and among Borrower, Holdings and certain subsidiaries and affiliates of the Borrower, as guarantors, the lenders party thereto from time to time (the “Lenders”), General Electric Capital Corporation, as Syndication Agent, RBC Capital Markets[1] and Deutsche Bank Securities Inc., as Co-Documentation Agents, and Barclays Bank PLC, as Administrative Agent and Collateral Agent;

WHEREAS, subject to the terms and conditions of the Second Lien Credit Agreement, certain Grantors may enter into one or more Hedge Agreements with one or more Lender Counterparties;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Second Lien Credit Agreement and the Hedge Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Second Lien Credit Agreement and the Hedge Agreements as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

Section 1.	DEFINITIONS; GRANT OF SECURITY.

1.1      General Definitions. In this Agreement, the following terms shall have the following meanings:

“Additional Grantors” shall have the meaning assigned in Section 7.3.

“Agreement” shall have the meaning set forth in the preamble.

“Borrower” shall have the meaning set forth in the recitals.

“Cash Proceeds” shall have the meaning assigned in Section 9.7.

“Collateral” shall have the meaning assigned in Section 2.1.

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1RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

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“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (5) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (6) with respect to Letter of Credit Rights, control within the meaning of Section 9-107 of the UCC and (7) with respect to any “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Internal Revenue Code.

“Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. Seq. and Community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

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“Discharge of First Lien Obligations” shall have the meaning set forth in the Intercreditor Agreement.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“First Lien Collateral Agent” shall mean Barclays Bank PLC, and its successors from time to time, as Collateral Agent under the First Lien Credit Agreement.

“First Lien Credit Agreement” shall mean, that certain Credit and Guaranty Agreement dated as of October 10, 2012, as amended prior to the date hereof, among Holdings, the Borrower, the lenders from time to time party thereto and Barclays Bank PLC as Administrative Agent and Collateral Agent, as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, and any refinancings thereof.

“Grantor” shall have the meaning set forth in the preamble.

“Government Receivables” shall have the meaning set forth in Section 5.5(b).

“Indemnitee” shall mean the Collateral Agent and its Affiliates’ officers, partners, directors, trustees, employees, agents.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intercreditor Agreement” shall mean that certain Intercreditor Agreement, by and among the Collateral Agent and the First Lien Collateral agent, dated as of March 25, 2014, as acknowledged and agreed by the Borrower, Holdings and each Grantor.

“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including without limitation license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit E, Exhibit F and Exhibit G, as applicable.

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“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lenders” shall have the meaning set forth in the recitals.

“Majority Holder” shall have the meaning set forth in Section 10.

“Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all indebtedness for borrowed money owed to a Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

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“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of a Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of a Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean all shares of capital stock owned by a Grantor, including, without limitation, all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Second Lien Credit Agreement” shall have the meaning set forth in the recitals.

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“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(II) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks”(as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“United States” shall mean the United States of America.

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1.2	Definitions; Interpretation.

(a)                In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b)               All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Second Lien Credit Agreement. The incorporation by reference of terms defined in the Second Lien Credit Agreement shall survive any termination of the Second Lien Credit Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement and the Second Lien Credit Agreement, the Second Lien Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

Section 2.	GRANT OF SECURITY.

2.1     Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)               Accounts;

(b)               Chattel Paper;

(c)               Documents;

(d)               General Intangibles;

(e)               Goods (including, without limitation, Inventory and Equipment);

(f)                Instruments;

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(g)               Insurance;

(h)               Intellectual Property;

(i)                Investment Related Property (including, without limitation, Deposit Accounts);

(j)                Letter of Credit Rights;

(k)               Money;

(l)                Receivables and Receivable Records;

(m)              Commercial Tort Claims now or hereafter described on Schedule 5.2;

(n)               to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o)               to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2     Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor, or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement; (b) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 66% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; provided that immediately upon the amendment of the Internal Revenue Code to allow the pledge of a greater percentage of the voting power of capital stock in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each Controlled Foreign Corporation or (c) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

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Section 3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1      Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).

3.2      Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

Section 4.	CERTAIN PERFECTION REQUIREMENTS

4.1          Delivery Requirements.

(a)                With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the First Lien Collateral Agent and, after the Discharge of First Lien Obligations, to the Collateral Agent, the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the First Lien Collateral Agent and, after the Discharge of First Lien Obligations, to the Collateral Agent, or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the First Lien Collateral Agent and, after the Discharge of First Lien Obligations, to the Collateral Agent, regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b)               With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the First Lien Collateral Agent and, after the Discharge of First Lien Obligations, to the Collateral Agent, all such Instruments or Tangible Chattel Paper, duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $1,000,000 individually or $1,000,000 in the aggregate.

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4.2	Control Requirements.

(a)                With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall ensure that the Collateral Agent has, subject to the terms of the Intercreditor Agreement, Control thereof; provided, however, that such Control requirement shall not apply to any Deposit Accounts, or Securities Accounts over which Control is not required pursuant to the terms of the Second Lien Credit Agreement or to Security Entitlements, Commodity Accounts and Commodity Contracts with a value of less than, or having funds or other assets credited thereto with a value of less than, $1,000,000 individually or $1,000,000 in the aggregate. With respect to any Securities Accounts or Securities Entitlements, such Control shall be accomplished by the Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent) pursuant to which the Securities Intermediary shall agree to comply, subject to the terms of the Intercreditor Agreement, with the Collateral Agent’s Entitlement Orders without further consent by such Grantor. With respect to any Deposit Account, each Grantor shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which the Bank shall agree to comply, subject to the terms of the Intercreditor Agreement, with the Collateral Agent’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor. With respect to any Commodity Accounts or Commodity Contracts each Grantor shall, subject to the terms of the Intercreditor Agreement, cause Control in favor of the Collateral Agent in a manner reasonably acceptable to the Collateral Agent.

(b)               With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall, subject to the terms of the Intercreditor Agreement, cause the issuer of such Uncertificated Security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Collateral Agent), pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor.

(c)                With respect to any material Letter of Credit Rights included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Collateral Agent has a valid and perfected security interest), Grantor shall, subject to the terms of the Intercreditor Agreement, ensure that Collateral Agent has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Collateral Agent.

(d)               With respect to any Electronic Chattel Paper or “transferable record”(as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, Grantor shall, subject to the terms of the Intercreditor Agreement, ensure that the Collateral Agent has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $1,000,000 individually or $1,000,000 in the aggregate.

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4.3	Intellectual Property Recording Requirements.

(a)               In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor shall execute and deliver to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit F hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(b)               In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent.

(c)                In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, each Grantor execute and deliver to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit G hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent.

4.4	Other Actions.

(a)                If any issuer of any Pledged Equity Interest is organized under a jurisdiction outside of the United States, each Grantor shall, subject to the terms of the Intercreditor Agreement, take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.

(b)               With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, Grantors shall, subject to the terms of the Intercreditor Agreement, use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Agent hereunder and following an Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Agent of its designee, and to the substitution of the Collateral Agent or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its designee following an Event of Default and to the substitution of the Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.5           Timing and Notice. With respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Section 4 on the date hereof and, with respect to any Collateral hereafter owned or acquired, such Grantor shall comply with such requirements as promptly as possible, but in any event, within 10 (ten) days of the end of each fiscal quarter of the applicable Grantor. Each Grantor shall promptly inform the Collateral Agent of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks). Notwithstanding the foregoing, each Grantor shall have 30 (thirty) days from the Closing Date to provide the Collateral Agent with Control over any Investment Accounts.

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Section 5.	REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

5.1	Grantor Information & Status.

(a)                Schedule 5.1(A) & (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (2) all trade names or other names under which such Grantor currently conducts business, (3) the type of organization of such Grantor, (4) the jurisdiction of organization of such Grantor, (5) its organizational identification number, if any, and (6) the jurisdiction where the chief executive office or its sole place of business (or the principal residence if such Grantor is a natural person) is located.

(b)               except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) and has not done business under any other name, in each case, within the past five (5) years;

(c)                it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated other than the agreements identified on Schedule 5.1(D) hereof, (as such schedule may be amended or supplemented from time to time) and the First Lien Security Agreement;

(d)               such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and

(e)                no Grantor is a “transmitting utility” (as defined in Section 9-102(a)(80) of the UCC).

5.2	Collateral Identification, Special Collateral.

(a)                Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (2) Pledged Debt, (3) Securities Accounts, (4) Deposit Accounts, (5) Commodity Contracts and Commodity Accounts, (6) United States and foreign registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (7) Patent Licenses, Trademark Licenses and Copyright Licenses, (8) Commercial Tort Claims other than any Commercial Tort Claims having a value of less than $1,000,000 individually or $1,000,000 in the aggregate, (9) Letter of Credit Rights for letters of credit other than any Letters of Credit Rights worth less than $1,000,000 individually or $1,000,000 in the aggregate, (10) the name and address of any warehouseman, bailee or other third party in possession of any Inventory (excepting the Collateral Agent acting as Collateral Agent under the First Lien Security Agreement), Equipment and other tangible personal property other than any Inventory, Equipment or other tangible personal property having a value less than $1,000,000 individually or $1,000,000 in the aggregate. Each Grantor shall supplement such schedules as necessary to ensure that such schedules are accurate on each Credit Date;

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(b)               none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, or (5) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the collateral consists of motor vehicles or other goods subject to a certificate of title statute of any jurisdiction;

(c)                all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(d)               not more than 10% of the value of all personal property included in the Collateral is located in any country other than the United States; and

(e)                no Excluded Asset is material to the business of such Grantor.

5.3	Ownership of Collateral and Absence of Other Liens.

(a)                it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Second Lien Credit Agreement), in each case free and clear of any and all Liens, rights or claims of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than any Permitted Liens; and

(b)               except as otherwise permitted by the Second Lien Credit Agreement, other than any financing statements filed in favor of the Collateral Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens. Other than the Collateral Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.

5.4	Status of Security Interest.

(a)                upon the filing of financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Collateral Agent in all Collateral that can be perfected by the filing of a financing statement under the Uniform Commercial Code as in effect in any jurisdiction will constitute a valid, perfected, first priority Lien subject to the Intercreditor Agreement, and, in the case of priority only, to any Permitted Liens with respect to Collateral. Each agreement purporting to give the Collateral Agent Control over any Collateral is effective to establish the Collateral Agent’s Control of the Collateral subject thereto;

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(b)               to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder shall constitute valid, perfected, first priority Liens (subject to the Intercreditor Agreement, and, in the case of priority only, to Permitted Liens);

(c)                other than as provided in the Intercreditor Agreement, no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (a) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities; and

(d)               each Grantor is in compliance with its obligations under Section 4 hereof.

5.5	Goods & Receivables.

(a)                each Receivable (i) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (ii) is and will be enforceable in accordance with its terms, (iii) is not and will not be subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (iv) is and will be in compliance with all applicable laws, whether federal, state, local or foreign; and

(b)               No material Receivable requires the consent of the Account Debtor in respect thereof in connection with the security interest hereunder, except any consent which has been obtained. Notwithstanding the foregoing provisions of this Section 5.5, the Collateral Agent acknowledges that certain of the Receivables of the Grantors are obligations of agencies or instrumentalities of the United States of America and certain states thereof (“Government Receivables”) and that applicable law may prohibit the Collateral Agent and the other Secured Parties from collecting Government Receivables directly from the Account Debtors.

5.6	Pledged Equity Interests, Investment Related Property.

(a)                it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

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(b)               other than as provided in the Intercreditor Agreement, no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status (subject to the Intercreditor Agreement) of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained; and

(c)                the Pledged LLC Interests and Pledged Partnership Interests on which liens are granted hereunder do not represent interests (1) that by their terms provide that they are securities governed by the uniform commercial code of an applicable jurisdiction, (2) that are dealt in or traded on securities exchanges or markets or (3) in issuers that are registered as investment companies.

5.7	Intellectual Property.

(a)                it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use and, where such Grantor does so, sublicense others to use, all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims and licenses (subject to the Intercreditor Agreement), except for Permitted Liens and the licenses set forth on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time); and

(b)               no Intellectual Property is material to the business operations of the Grantors, taken as a whole.

Section 6.	COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1	Grantor Information & Status.

(a)                Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Second Lien Credit Agreement, it shall not change such Grantor’s name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include, without limitation, executing and delivering to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.

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6.2	Collateral Identification; Special Collateral.

(a)                in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Collateral Agent thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as the Collateral Agent may reasonably request in order to ensure that the Collateral Agent has a valid, perfected, first priority security interest in such Collateral, subject to the Intercreditor Agreement, and, in the case of priority only, to any Permitted Liens.

(b)               in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $1,000,000 individually or $1,000,000 in the aggregate it shall deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3	Ownership of Collateral and Absence of Other Liens.

(a)                except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(b)               upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof; and

(c)                it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Intercreditor Agreement or the Second Lien Credit Agreement.

6.4	Status of Security Interest.

(a)                Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected, first priority Liens (subject to the Intercreditor Agreement, and, in the case of priority only, to Permitted Liens).

(b)               Notwithstanding the foregoing, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (i) Control, (ii) foreign filings with respect to Intellectual Property, or (iii) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof.

6.5	Goods & Receivables.

(a)                it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent;

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(b)               if any Equipment or Inventory in excess of $1,000,000 individually or $1,000,000 in the aggregate is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), each Grantor shall, after the Discharge of the First Lien Obligations join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent and will permit the Collateral Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following an Event of Default, to remove same from such premises if the Collateral Agent so elects; and with respect to any Goods in excess of $1,000,000 individually or $1,000,000 in the aggregate subject to a Consignment for which such Grantor is the Consignor, Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that the Grantor has, subject to the Intercreditor Agreement, a first priority perfected security interest in such Goods;

(c)               it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, and all other dealings therewith;

(d)               other than in the ordinary course of business (i) it shall not amend, modify, terminate or waive any material provision of any Receivable in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable; (ii) following and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any material Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any material Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and

(e)               following the occurrence and during the continuation of an Event of Default, subject to the Intercreditor Agreement the Collateral Agent may: (i) direct the Account Debtors under any Receivables, other than Government Receivables, to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (ii) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent, except for lockboxes specifically designated for payment of Government Receivables; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

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6.6          Pledged Equity Interests, Investment Related Property.

(a)           except as provided in the Intercreditor Agreement or the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all reasonable steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;

(b)           Voting .

(i)                 So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein, in the Intercreditor Agreement or in the Second Lien Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Second Lien Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement, the Intercreditor Agreement and the Second Lien Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Second Lien Credit Agreement within the meaning of this Section 6.6(b)(i)(1) and no notice of any such voting or consent need be given to the Collateral Agent; and

(ii)               Subject to the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days prior written notice from the Collateral Agent to such Grantor of the Collateral Agent’s intention to exercise such rights:

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(1)	all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and
(2)	in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1.

(c)            except as expressly permitted by the Second Lien Credit Agreement and the Intercreditor Agreement, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (i) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (iii) other than as permitted under the Second Lien Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (iv) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (v) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (v), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof; and

(d)           except as expressly permitted by the Second Lien Credit Agreement and the Intercreditor Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2 and (iii) Grantor promptly complies with the delivery and control requirements of Section 4 hereof.

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Section 7.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1          Access; Right of Inspection. The Collateral Agent shall at all times have full and free access upon reasonable prior notice and during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall at all times also have, upon reasonable prior notice and during normal business hours, the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

7.2	Further Assurances.

(a)           Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall, subject to the Intercreditor Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)               file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii)              take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

(iii)             at any reasonable time during normal business hours, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent subject to Section 7.1;

(iv)             at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral; and

(v)              furnish the Collateral Agent with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent may reasonably request from time to time.

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(b)           Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)            Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

7.3          Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

Section 8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1          Power of Attorney. Each Grantor hereby irrevocably appoints, subject to the Intercreditor Agreement, the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to, subject to the Intercreditor Agreement, take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)               upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Second Lien Credit Agreement and the Intercreditor Agreement;

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(b)               upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)               upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)               upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)               to prepare and file any UCC financing statements against such Grantor as debtor;

(f)                to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor;

(g)               to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement and the Intercreditor Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)               upon the occurrence and during the continuance of any Event of Default generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2          No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

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8.3         Appointment Pursuant to Second Lien Credit Agreement. The Collateral Agent has been appointed as collateral agent pursuant to the Second Lien Credit Agreement. The rights, duties, privileges, immunities and indemnities of the Collateral Agent hereunder are subject to the provisions of the Second Lien Credit Agreement and the Intercreditor Agreement.

Section 9.	REMEDIES.
9.1	Generally.

(a)             Subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)               enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)              prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)              without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

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(b)              Subject to the Intercreditor Agreement, the Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c)               The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)              The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2         Application of Proceeds. Except as expressly provided elsewhere in the Intercreditor Agreement or this Agreement, all proceeds received by the Collateral Agent in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority: first, to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent, the Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent or the Administrative Agent in connection therewith, and all amounts for which the Collateral Agent or the Administrative Agent is entitled to indemnification hereunder (in its capacity as the Collateral Agent or the Administrative Agent and not as a Lender) and all advances made by the Collateral Agent or the Administrative Agent for the account of the applicable Grantor, and to the payment of all costs and expenses paid or incurred by the Collateral Agent or the Administrative Agent in connection with the exercise of any right or remedy hereunder or under the Second Lien Credit Agreement, all in accordance with the terms hereof or thereof; second, to the payment of any obligations owed to senior Lenders under the First Lien Credit Agreement as required by the Intercreditor Agreement, third, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations for the ratable benefit of the Lenders and the Lender Counterparties; and fourth, to the extent of any excess of such proceeds, to the payment to or upon the order of the applicable Grantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

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9.3          Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

9.4          Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5          Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

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9.6	Intellectual Property.

(a)           Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default and subject to the Intercreditor Agreement:

(i)                the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii)               upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)              each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv)             within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v)               the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

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(1)	all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and
(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)               If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

9.7          Cash Proceeds; Deposit Accounts. (a) If any Event of Default shall have occurred and be continuing, in addition to the rights of the Collateral Agent specified in Section 6.5 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, subject to the Intercreditor Agreement, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

(b)           If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

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Section 10.	COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Intercreditor Agreement and the Second Lien Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Second Lien Credit Agreement, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders (the “Majority Holders”) of a majority of the aggregate “settlement amount” as defined in the Hedge Agreements (or, with respect to any Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedge Agreement) under all Hedge Agreements. For purposes of the foregoing sentence, settlement amount for any Hedge Agreement that has not been terminated shall be the settlement amount as of the last Business Day of the month preceding any date of determination and shall be calculated by the appropriate swap counterparties and reported to the Collateral Agent upon request; provided any Hedge Agreement with a settlement amount that is a negative number shall be disregarded for purposes of determining the Majority Holders. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Second Lien Credit Agreement and the Intercreditor Agreement relating to the Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Second Lien Credit Agreement or the Intercreditor Agreement.

Section 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (subject to the Borrower’s right pursuant to Section 9.08(d) of the Second Lien Credit Agreement to request termination of the security interest upon payment in full of all of the Secured Obligations other than the Hedging Obligations) and the cancellation or termination of the Commitments, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Intercreditor Agreement and the Second Lien Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations and the cancellation or termination of the Commitments, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Second Lien Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

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Section 12.	STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.02 of the Second Lien Credit Agreement.

Section 13.	MISCELLANEOUS.

13.1        Counterparts; Effectiveness; Several Agreement. Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.01 of the Second Lien Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under the Second Lien Credit Agreement shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement, the Second Lien Credit Agreement and the Intercreditor Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns. Except as provided in the Intercreditor Agreement, no Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Second Lien Credit Agreement, assign any right, duty or obligation hereunder. This Agreement , the Intercreditor Agreement and the Second Lien Credit Agreement embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Second Lien Credit Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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13.2        Amendment; Modification; Waiver. Notwithstanding the forgoing, in the event that the First Lien Collateral Agent or the other secured parties under the First Lien Loan Documents (as defined in any Intercreditor Agreement) and the relevant Grantor enter into any amendment, modification, waiver or consent in respect of any of the First Lien Security Documents (as defined in any Intercreditor Agreement), then such amendment, modification, waiver or consent shall apply automatically to any comparable provisions of this Agreement and with respect to such First Lien Security Documents (as defined in any Intercreditor Agreement), in each case, without the consent of any Grantor or the Collateral Agent and without any action by the Collateral Agent or any Grantor; provided that (i) no such amendment, modification, waiver or consent shall (A) remove assets subject to the Liens or release any such Liens under this Agreement, except to the extent that such release is permitted or required by Section 5.1 of the Intercreditor Agreement and provided further that there is a concurrent release of the corresponding Liens under the First Lien Loan Documents (as defined in the Intercreditor Agreement), (B) amend, modify or otherwise affect the rights or duties of the Collateral Agent without its prior written consent or (C) permit Liens on the Collateral (other than Liens securing debtor-in-possession financing) which are not permitted under the terms of the Credit Agreement or the Intercreditor Agreement and (ii) notice of such amendment, modification waiver or consent shall be given to the Collateral Agent not less than the tenth Business Day following the effective date of such amendment, modification, waiver or consent (although the failure to give such notice shall in no way affect the effectiveness of any such amendment, waiver or consent).

13.3        Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

13.4        Jurisdiction; Venue; Waiver. THE PROVISIONS OF THE SECOND LIEN CREDIT AGREEMENT UNDER THE HEADINGS “CONSENT TO JURISDICTION” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE SECOND LIEN CREDIT AGREEMENT.

13.5        Obligations of Grantors. The terms and conditions of this Agreement are subject to the terms and conditions of the Intercreditor Agreement. To the extent that the obligations of any Grantor hereunder shall conflict, or shall be inconsistent, with the obligations of such Grantor under the First Lien Security Agreement, the provisions of the First Lien Security Agreement shall prevail. Notwithstanding anything to the contrary in this Agreement, prior to the Discharge of First Lien Credit Agreement Obligations, any obligation of any Grantor in this Agreement that requires (or any representation or warranty hereunder to the extent that it would have the effect of requiring) delivery of Collateral (including any endorsements related thereto) to, or the possession or control of Collateral by, the Collateral Agent shall be deemed complied with and satisfied (or, in the case of any representation or warranty hereunder, shall be deemed to be true) if such delivery of Collateral is made to, or such possession or control of Collateral is with, the First Lien Collateral Agent.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

RADNET, INC.,

as Grantor

By:     /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT, INC.,

as Grantor

By:     /s/ Howard G. Berger, M.D.

Name: Howard G. Berger, M.D.

Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

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ADVANCED IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ADVANCED NA, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ADVANCED RADIOLOGY, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

AMERICAN RADIOLOGY SERVICES LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

AMERICAN RADIOLOGY SERVICES OF DELAWARE, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

32

BREASTLINK MEDICAL GROUP, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

HEALTHCARE RHODE ISLAND LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

COMMUNITY IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

DELAWARE IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: Vice President

EAST BERGEN IMAGING, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

33

ERAD, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

FRI, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

FRI II, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

IDE IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

IMAGE MEDICAL CORPORATION

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

34

IMAGING ON CALL, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

MID ROCKLAND IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

NEW JERSEY IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PACIFIC IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

35

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: Co-President

QUESTAR IMAGING, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

QUESTAR VICTORVILLE, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

36

RADIOLOGIX, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADIOLOGY ALLIANCE DELIVERY SYSTEM, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGED IMAGING SERVICES, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT I, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RADNET MANAGEMENT II, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

37

RADNET SUB, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RAVEN HOLDINGS U.S., INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ROLLING OAKS IMAGING CORPORATION

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

ROLLING OAKS RADIOLOGY, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

RUTHERFORD IMAGING, LLC

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

SOCAL MR SITE MANAGEMENT, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

38

TREASURE COAST IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

VALLEY IMAGING PARTNERS, INC.

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

39

BEVERLY RADIOLOGY MEDICAL GROUP, III

By: Beverly Radiology Medical Group, Inc., its general partner

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

By: Breastlink Medical Group, Inc., its general partner

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: President

By: Pronet Imaging Medical Group, Inc., its general partner

By:     /s/ Howard G. Berger, M.D.
Name: Howard G. Berger, M.D.
Title: Co-President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

40

BARCLAYS BANK PLC,
as Collateral Agent

By: /s/ Noam Azachi__________
Name: Noam Azachi

Title: Vice President

[Radnet Second Lien Pledge and Security Agreement Signature Page]

41

SCHEDULE 5.1
TO SECOND LIEN PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:
Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#
Advanced Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2798393
Advanced NA, LLC	Limited liability company	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	3722633
Advanced Radiology, LLC	Limited liability company	Maryland	1510 Cotner Ave. Los Angeles, CA 90025	W03963170
American Radiology Services LLC	Limited liability company	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2685136
American Radiology Services of Delaware, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	3836912
Beverly Radiology Medical Group, III	General Partnership	California	1510 Cotner Ave. Los Angeles, CA 90025	N/A
Beverly Radiology Medical Group, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1947686
Breastlink Medical Group, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1728876
Community Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2842537
Delaware Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	4454640
Diagnostic Imaging Services, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2224668
East Bergen Imaging, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600051377
eRAD, Inc.	Corporation	Pennsylvania	1510 Cotner Ave. Los Angeles, CA 90025	2894654

SCHEDULE 5.1-1

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#
FRI II, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C3045351
FRI, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2888210
Health Diagnostics of New Jersey, L.L.C.	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600080390
HealthCare Rhode Island LLC	Limited liability company	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	4742024
Ide Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2798398
Image Medical Corporation	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2998110
Imaging On Call, LLC	Limited liability company	New York	1510 Cotner Ave. Los Angeles, CA 90025	none
Mid Rockland Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2798400
New Jersey Imaging Partners, Inc.	Corporation	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0101000495
Pacific Imaging Partners, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C0890383
Progressive Medical Imaging of Bloomfield, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600229388
Progressive Medical Imaging of Hackensack, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600118487
Progressive Medical Imaging of Union City, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600101893
Progressive X-Ray of Englewood, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600278269
Progressive X-Ray of Kearney, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0400267027
Pronet Imaging Medical Group, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2011309

SCHEDULE 5.1-2

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#
Questar Imaging, Inc.	Corporation	Florida	1510 Cotner Ave. Los Angeles, CA 90025	P95000040325
Questar Victorville, Inc.	Corporation	Florida	1510 Cotner Ave. Los Angeles, CA 90025	P99000048180
Radiologix, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2614667
Radiology Alliance Delivery System, LLC	Limited liability company	Maryland	1510 Cotner Ave. Los Angeles, CA 90025	W03987682
Radiology and Nuclear Medicine Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2798402
Radnet Managed Imaging Services, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1944989
Radnet Management I, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2208360
RadNet Management II, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2338247
RadNet Management, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1820757
RadNet Sub, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1873733
RadNet, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	4528434
Raven Holdings U.S., Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	4477298
Rolling Oaks Imaging Corporation	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2753194
Rolling Oaks Radiology, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C1723555
Rutherford Imaging LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0400260231
SoCal MR Site Management, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C2235327
Treasure Coast Imaging Partners, Inc.	Corporation	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	2879119
Valley Imaging Partners, Inc.	Corporation	California	1510 Cotner Ave. Los Angeles, CA 90025	C0581621

SCHEDULE 5.1-3

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:
Full Legal Name	Trade Name or Fictitious Business Name
Beverly Radiology Medical Group, III	Alamo Advanced Imaging Center
Anaheim Advanced Imaging
Beverly Tower Wilshire Advanced Imaging Center
Beverly Tower Women's Center
Breastlink
The Breast Care and Imaging Center of Orange County
Breastlink of Temecula
Burbank Imaging Center
Burbank Advanced Imaging Center
Corona Advanced Imaging Center
Desert Advanced Imaging
Breast Care Imaging Center of the Desert
Elite Advanced Imaging
The Encino Breast Care Center
Grove Diagnostic Imaging
HealthCare Imaging Medical Group
La Mirada Imaging
Lakewood Open MRI
Lancaster Imaging Med Group
Liberty Pacific Advanced Imaging
Los Coyotes Imaging Center
Main Street Imaging
Northridge Diagnostic Center
Orange Advanced Imaging Center
Orange Imaging Medical Center
Pacific Imaging Center
Rancho Mirage Interventional Radiology and Imaging Center
Redlands Advanced Imaging
Redondo Imaging Center
Rolling Oaks Radiology Camarillo
Rolling Oaks Radiology Women's Center
Rolling Oaks Radiology Oxnard
Rolling Oaks Imaging Center
San Bernardino Advanced Imaging Center
San Fernando Valley Advanced Imaging Center
San Fernando Valley Interventional Radiology and Imaging Center
San Jacinto Imaging
Santa Clarita Imaging
Simi Valley Advanced Medical Imaging
Temecula Valley Advanced Imaging
Temecula Valley Imaging Center
The Breast Care Center of Temecula Valley
Thousand Oaks MDI
Ventura Coast Imaging Center & VCIC Women's Center
Victor Valley Advanced Imaging
Westlake X-RAY
Diagnostic Radiological Imaging Medical Group
Emeryville Advanced Imaging Center
Fresno Imaging Center

SCHEDULE 5.1-4

Full Legal Name	Trade Name or Fictitious Business Name
Modesto Advanced Imaging Center
NorCal Imaging - Concord
NorCal Imaging - Fremont
NorCal Imaging - Oakland
NorCal Imaging - Pleasanton
NorCal Imaging - San Leandro
NorCal Imaging - Walnut Creek
NorCal Imaging/Berkeley X-Ray
Pittsburg Open MRI
RadNet Medical Imaging - San Francisco
Santa Rosa Imaging Med Center
Stockton Diagnostic Imaging
Vacaville Imaging
Vallejo Open MRI
Health Diagnostics of New Jersey, L.L.C.	Tricat
East Bergen Imaging, LLC	401Medical Imaging
Progressive Medical Imaging of Hackensack, LLC	Progressive Open MRI
Progressive Medical Imaging of Union City, LLC	Progressive Medical Imaging at the Kennedy Center
West New York Mobile Ultrasound
Secaucus Mobile Ultrasound

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
HealthCare Rhode Island LLC	12/17/09	Changed name from “HealthCare Rhode Island LLC” to “CML HealthCare Rhode Island LLC”
American Radiology Services LLC	9/30/10	Changed name from “Inc.” to “LLC”
HealthCare Rhode Island LLC	1/11/12	Changed name from “CML HealthCare Rhode Island LLC” to “HealthCare Rhode Island LLC”
Health Diagnostics of New Jersey, L.L.C.	5/7/10	Changed addresses from 3840 Park Ave., Edison, NJ 08820 and 8 Corporate Center Dr., Melville, NY to 1510 Cotner Ave., Los Angeles, CA 90025
Image Medical Corporation	9/13/10	Changed address from 9 Pilgrim Rd., Greenville, SC 29607 to 1510 Cotner Ave., Los Angeles, CA 90025
eRAD, Inc.	9/13/10	Changed address from 9 Pilgrim Rd., Greenville, SC 29607 to 1510 Cotner Ave., Los Angeles, CA 90025
East Bergen Imaging, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025

SCHEDULE 5.1-5

Grantor	Date of Change	Description of Change
Progressive X-Ray of Englewood, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive X-Ray of Kearney, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Bloomfield, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Hackensack, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Union City, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Imaging On Call, LLC	12/22/10	Changed address of Chief Executive Office from 695 Dutchess Turnpike, Poughkeepsie, NY 12603 to 1510 Cotner Ave., Los Angeles, CA 90025
Raven Holdings U.S., Inc.	11/7/11	Changed address of Chief Executive Office from 1838 Greene Tree Road, Suite 450, Baltimore, MD 21208 to 1510 Cotner Ave., Los Angeles, CA 90025
HealthCare Rhode Island LLC	11/7/11	Changed address of Chief Executive Office from 250 Toll Gate Road, Warwick RI 02886 to 1510 Cotner Ave., Los Angeles, CA 90025
American Radiology Services LLC	11/7/11	Changed address of Chief Executive Office from 1838 Greene Tree Road, Suite 450, Baltimore, MD 21208 to 1510 Cotner Ave., Los Angeles, CA 90025
American Radiology Services of Delaware, Inc.	11/7/11	Changed address of Chief Executive Office from 1838 Greene Tree Road, Suite 450, Baltimore, MD 21208 to 1510 Cotner Ave., Los Angeles, CA 90025
Radiology Alliance Delivery System, LLC	11/7/11	Changed address of Chief Executive Office from 1838 Greene Tree Road, Suite 450, Baltimore, MD 21208 to 1510 Cotner Ave., Los Angeles, CA 90025
Rutherford Imaging LLC	May 2012	Changed address of Chief Executive Office from 69 Orient Way, Rutherford, NJ 07070 to 1510 Cotner Ave., Los Angeles, CA 90025

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:
Grantor	Description of Agreement
See Schedule 6.01 to Credit and Guaranty Agreement.

SCHEDULE 5.1-6

SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY

(A)	Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

SCHEDULE 5.2-1

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership
None.

Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust
None.

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
None.

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name
None.

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

SCHEDULE 5.2-2

Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name
None.

II. INTELLECTUAL PROPERTY

(A)	Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)
Diagnostic Imaging Services, Inc. (M R I Division)	United States of America	Tarzana M R I Center.	VA0000349341	05/10/1989
American Radiology Services LLC	United States of America	"Invisible Ray" image.	VA0001081401	01/23/2001

(B)	Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor
None.

SCHEDULE 5.2-3

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)
None.

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor
None.

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)
RadNet, Inc.	United States of America	RADNET	2,639,209	10/22/2002
RadNet, Inc.	United States of America	(design with bar, bands or lines; circle figures or designs including semi-cirles and incomplete circles)	3,337,802	11/20/2007
RadNet, Inc.	United States of America	A PREMIER NETWORK OF CENTERS PROVIDING DIAGNOSTIC RADIOLOGY AND IMAGING SERVICES	3,411,061	04/08//2008
RadNet, Inc.	United States of America	RADNET,inc. (with design)	3,296,186	9/25/2007
eRAD, Inc.	United States of America	eRAD	2,711,656	04/29/2003
eRAD, Inc.	United States of America	ERAD	3,963,892	05/24/2011
Breastlink Medical Group, Inc.	United States of America	Breastlink	4,382,761	08/13/2013
American Radiology Services LLC	United States of America	A American Radiology Services, Inc.	3,356,141	12/18/2007
American Radiology Services LLC	United States of America	ARS	2,467,830	07/10/2001

SCHEDULE 5.2-4

(F)	Trademark Licenses

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor
None.

III. COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims
None.

IV. LETTER OF CREDIT RIGHTS

Grantor	Description of Letters of Credit
None.

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party
None.

SCHEDULE 5.2-5

SCHEDULE 5.4 TO

PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS:

Grantor	Filing Jurisdiction(s)
Advanced Imaging Partners, Inc.	Delaware
Advanced NA, LLC	Delaware
Advanced Radiology, LLC	Maryland
American Radiology Services LLC	Delaware
American Radiology Services of Delaware, Inc.	Delaware
Beverly Radiology Medical Group, III	California
Beverly Radiology Medical Group, Inc.	California
Breastlink Medical Group, Inc.	California
Community Imaging Partners, Inc.	Delaware
Delaware Imaging Partners, Inc.	Delaware
Diagnostic Imaging Services, Inc.	Delaware
East Bergen Imaging, LLC	New Jersey
eRAD, Inc.	Pennsylvania
FRI II, Inc.	California
FRI, Inc.	California
Health Diagnostics of New Jersey, L.L.C.	New Jersey
HealthCare Rhode Island LLC	Delaware
Ide Imaging Partners, Inc.	Delaware
Image Medical Corporation	Delaware
Imaging On Call, LLC	New York
Mid Rockland Imaging Partners, Inc.	Delaware
New Jersey Imaging Partners, Inc.	New Jersey
Pacific Imaging Partners, Inc.	California
Progressive Medical Imaging of Bloomfield, LLC	New Jersey
Progressive Medical Imaging of Hackensack, LLC	New Jersey
Progressive Medical Imaging of Union City, LLC	New Jersey
Progressive X-Ray of Englewood, LLC	New Jersey
Progressive X-Ray of Kearney, LLC	New Jersey

SCHEDULE 5.4-1

Grantor	Filing Jurisdiction(s)
Pronet Imaging Medical Group, Inc.	California
Questar Imaging, Inc.	Florida
Questar Victorville, Inc.	Florida
Radiologix, Inc.	Delaware
Radiology Alliance Delivery System, LLC	Maryland
Radiology and Nuclear Medicine Imaging Partners, Inc.	Delaware
Radnet Managed Imaging Services, Inc.	California
Radnet Management I, Inc.	California
RadNet Management II, Inc.	California
RadNet Management, Inc.	California
RadNet Sub, Inc.	California
RadNet, Inc.	Delaware
Raven Holdings U.S., Inc.	Delaware
Rolling Oaks Imaging Corporation	California
Rolling Oaks Radiology, Inc.	California
Rutherford Imaging LLC	New Jersey
SoCal MR Site Management, Inc.	California
Treasure Coast Imaging Partners, Inc.	Delaware
Valley Imaging Partners, Inc.	California

SCHEDULE 5.4-2